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                                                                   EXHIBIT 10.56

                             FIRST AMENDMENT TO THE
                                 FOILMARK, INC.
                              AMENDED AND RESTATED
                     1995 STOCK INCENTIVE COMPENSATION PLAN

    WHEREAS, Foilmark, Inc. (the "Company") adopted the 1995 Stock Incentive Compensation Plan (the "Plan") for its employees, officers and directors; and

    WHERAS, the Board of Directors of the Company has reserved the right to amend the Plan pursuant to Section 12 of the Plan; and

    WHEREAS, the Company amended and restated the Plan in 1998; and

    WHEREAS, the Company desires to amend the Plan again to increase the number of shares available for distribution under the Plan;

    NOW THEREFORE, the Plan is hereby amended, subject to approval by the Company's shareholders, as follows:

    The first clause in Section 2 of the Plan is hereby amended to read as follows:

    "The maximum aggregate number of shares of Stock reserved and available for distribution under the Plan shall be 600,000 shares of Stock:"

    IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed this 19(th) day of August, 1999.

                                          FOILMARK, INC.

                                          By: /s/ Philip Leibel
                                              ----------------------------
                                          Title: Vice President--Finance &
                                               Chief Financial Officer